                                                                    Exhibit 99.5

                                                                       EXECUTION

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                    Purchaser

                                       and

                          WACHOVIA MORTGAGE CORPORATION
                                     Seller

              SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                          Dated as of December 1, 2006

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS....................................................     4
   Section 1.01. Defined Terms...........................................     4

ARTICLE II SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
   MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF
   MORTGAGE LOAN DOCUMENTS...............................................    22
   Section 2.01. Agreement to Purchase...................................    22
   Section 2.02. Purchase Price..........................................    22
   Section 2.03. Servicing of Mortgage Loans.............................    23
   Section 2.04. Record Title and Possession of Mortgage Files;
                 Maintenance of Servicing Files..........................    23
   Section 2.05. Books and Records.......................................    24
   Section 2.06. Transfer of Mortgage Loans..............................    25
   Section 2.07. Delivery of Mortgage Loan Documents.....................    25
   Section 2.08. Quality Control Procedures..............................    26
   Section 2.09. Closing.................................................    26

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER; REPURCHASE;
   REVIEW OF MORTGAGE LOANS..............................................    27
   Section 3.01. Representations and Warranties of the Seller............    27
   Section 3.02. Representations and Warranties as to Individual Mortgage
                 Loans...................................................    31
   Section 3.03. Repurchase; Substitution................................    47
   Section 3.04. Purchase Price Protection...............................    49
   Section 3.05. Repurchase of Mortgage Loans With First Payment
                 Defaults................................................    50

ARTICLE IV ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS............    50
   Section 4.01. The Seller to Act as Servicer...........................    50
   Section 4.02. Collection of Mortgage Loan Payments....................    53
   Section 4.03. Realization Upon Defaulted Mortgage Loans...............    53
   Section 4.04. Establishment of Custodial Accounts; Deposits in
                 Custodial Accounts......................................    54
   Section 4.05. Permitted Withdrawals From the Custodial Account........    55
   Section 4.06. Establishment of Escrow Accounts; Deposits in Accounts..    57
   Section 4.07. Permitted Withdrawals From the Escrow Account...........    58
   Section 4.08. Payment of Taxes, Insurance and Charges; Maintenance of
                 Primary Mortgage Insurance; Collections Thereunder......    58
   Section 4.09. Transfer of Accounts....................................    59
   Section 4.10. Maintenance of Hazard Insurance.........................    60
   Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.....    61
   Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions
                 Insurance...............................................    61
   Section 4.13. Title, Management and Disposition of REO Property.......    62
   Section 4.14. Notification of Maturity Date...........................    64


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
ARTICLE V PAYMENTS TO THE PURCHASER......................................    64
   Section 5.01. Distributions...........................................    64
   Section 5.02. Statements to the Purchaser.............................    65
   Section 5.03. Monthly Advances by the Seller..........................    66
   Section 5.04. Liquidation Reports.....................................    66

ARTICLE VI GENERAL SERVICING PROCEDURES..................................    66
   Section 6.01. Assumption Agreements...................................    66
   Section 6.02. Satisfaction of Mortgages and Release of Mortgage Files.    67
   Section 6.03. Servicing Compensation..................................    68
   Section 6.04. Annual Statement as to Compliance.......................    68
   Section 6.05. Annual Independent Certified Public Accountants'
                 Servicing Report........................................    69
   Section 6.06. Purchaser's Right to Examine Seller Records.............    69
   Section 6.07. Seller Shall Provide Information as Reasonably
                 Required................................................    69

ARTICLE VII THE SELLER...................................................    70
   Section 7.01. Indemnification; Third Party Claims.....................    70
   Section 7.02. Merger or Consolidation of the Seller...................    71
   Section 7.03. Limitation on Liability of the Seller and Others........    71
   Section 7.04. Seller Not to Resign....................................    72
   Section 7.05. No Transfer of Servicing................................    72

ARTICLE VIII DEFAULT.....................................................    72
   Section 8.01. Events of Default.......................................    72
   Section 8.02. Waiver of Defaults......................................    74

ARTICLE IX TERMINATION...................................................    74
   Section 9.01. Termination.............................................    74

ARTICLE X RECONSTITUTION OF MORTGAGE LOANS...............................    75
   Section 10.01. Reconstitution of Mortgage Loans.......................    75

ARTICLE XI MISCELLANEOUS PROVISIONS......................................    77
   Section 11.01. Successor to the Seller................................    77
   Section 11.02. Amendment..............................................    78
   Section 11.03. [Reserved.]............................................    78
   Section 11.04. Governing Law..........................................    78
   Section 11.05. Notices................................................    79
   Section 11.06. Severability of Provisions.............................    79
   Section 11.07. Exhibits...............................................    80
   Section 11.08. General Interpretive Principles........................    80
   Section 11.09. Reproduction of Documents..............................    81
   Section 11.10. Confidentiality of Information.........................    81
   Section 11.11. Recordation of Assignments of Mortgage.................    81
   Section 11.12. Assignment by Purchaser................................    81
   Section 11.13. No Partnership.........................................    82
   Section 11.14. Execution; Successors and Assigns......................    82

   Section 11.15. Entire Agreement.......................................    82
   Section 11.16. No Solicitation........................................    82
   Section 11.17. Costs..................................................    83
   Section 11.18. Protection of Mortgagor Personal Information...........    83
   Section 11.19. Financial Statements...................................    83
   Section 11.20. Purchase Price and Terms Letter........................    83

EXHIBITS

     A-1   Contents of Mortgage File
     A-2   Contents of Servicing File
     B     Form of Custodial Account Letter Agreement
     C     Form of Escrow Account Letter Agreement
     D     Form of Assignment, Assumption and Recognition Agreement
     E     Form of Assignment and Conveyance
     F     Regulation AB Compliance Addendum
     G     Form of Remittance Report
     H     Form of Officer's Certificate
     I     Form of Security Release
     J     Form of Joinder Agreement

          This is a Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, and is executed by and between Merrill Lynch Mortgage Lending Inc., as purchaser (the "Purchaser"), and Wachovia Mortgage Corporation, as seller and servicer (in such capacity, the "Seller").

                                   WITNESSETH:

          WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage Loans, servicing rights retained, from time to time, pursuant to the terms of a letter agreement by and between the Seller and the Purchaser (the "Purchase Price and Terms Letter");

          WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed to the related Assignment and Conveyance. The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date"); and

          WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself, the Mortgage Loans and the management, servicing and control of the Mortgage Loans by the Seller; and

          WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a Whole Loan Transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          Section 1.01. Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides, including future updates.

          Adjustable Rate Mortgage Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

          Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac.

          Agreement: This Seller's Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

          Alt-A Mortgage Loan: Any Mortgage Loan made to a borrower of "A" credit quality that includes features that enable the Seller to charge an interest rate above the rate for standard loans to A quality Mortgage Loans.

          Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

          Assignment and Conveyance: As defined in Section 2.03.

          Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

          Assignment of Proprietary Lease: With respect to a Co-op Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Co-op Unit is located to reflect the assignment of such Proprietary Lease.

          Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date and identified on the Mortgage Loan Schedule as a balloon mortgage loan.

          BIF: The Bank Insurance Fund, or any successor thereto.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the States of New York or North Carolina, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed.

          Closing Date: The date or dates set forth in the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

          Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

          Combined Loan-to-Value Ratio or CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property.

          Commission: The United States Securities and Exchange Commission.

          Compensating Interest: For any Remittance Date, the lesser of (i) the aggregate Servicing Fee payable to the Seller for such Remittance Date and (ii) the aggregate Prepayment Interest Shortfall for such Remittance Date.

          Condemnation Proceeds: All awards, compensation and settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

          Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

          Co-op Project: With respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a cooperative corporation including without limitation the land, separate dwelling units and all common elements.

          Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

          Co-op Unit: With respect to any Co-op Loan, a specific unit in a Co-op Project.

          Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

          Credit Score: The credit score for each Mortgage Loan shall be the minimum of two (2) credit bureau scores obtained at origination or such other time by the Seller. If two (2) credit bureau scores are obtained, the Credit Score will be the lower score. If three (3) credit bureau scores are obtained, the Credit Score will be the middle of the three. When there is more than one
(1) applicant, the lowest of the applicants' Credit Scores will be used. There is only one (1) score for any loan regardless of the number of borrowers and/or applicants.

          Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

          Cut-off Date: With respect to each Mortgage Loan Package, the first Business Day of the month of the related Closing Date, or as otherwise set forth in the related Purchase Price and Terms Letter.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

          Determination Date: With respect to each Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

          Due Date: With respect to any Mortgage Loan, the day of the month on which the Monthly Payment is due on such Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on, and including the first day of the month of the Remittance Date.

          Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that (a) is incorporated under the laws of the United States of America or any state thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has or is a subsidiary of a holding company that has an outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by S&P or Primare-1 by Moody's (or a comparable rating is another rating agency is specified by the Initial Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or
(iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

          Eligible Investments: Any one or more of the following obligations or securities which investment provides for a date of maturity not later than the Determination Date in each month:

          (a) direct obligations of, and obligations fully guaranteed as to the timely payment of principal and interest by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) (i) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (ii) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC; "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.

          (c) repurchase obligations with a term not to exceed thirty (30) days and with respect to (i) any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) described in clause (b) (ii) above;

          (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

          (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one (1) year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

          (f) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

          (g) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (a)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency.

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par and, provided, further, that no instrument or security shall be an Eligible Investment if such instrument or security is not acceptable to the applicable Rating Agencies in a Securitization Transaction.

          Equity: With respect to any Second Lien Loan, the Appraised Value, less the unpaid principal balance of the related First Lien Loan.

          Equity Loan-to-Value: With respect to any Second Lien Loan, the original principal balance of such Mortgage Loan, divided by the Equity.

          Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as owner of various whole loan series and various Mortgagors" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, flood insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

          Event of Default: Any one of the conditions or circumstances enumerated in Section 8.01.

          Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

          First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

          First Remittance Date: The eighteenth (18th) day of the month following each respective Closing Date, or if such day is not a Business Day, the first Business Day immediately thereafter.

          Fixed Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

          Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

          Foreign National: Any person who is not a United States citizen or a permanent or nonpermanent resident alien of the United States.

          Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Guides: The Freddie Mac Sellers' Guide and the Freddie Mac Servicers' Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

          GAAP: Generally accepted accounting principles, consistently applied.

          Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

          High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "covered," "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or
(c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

          Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

          HUD: The United States Department of Housing and Urban Development or any successor thereto.

          Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Only Mortgage Loan: A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

          Interest Rate Adjustment Date: With respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Lender Paid Mortgage Insurance Policy or LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor (or by the Purchaser) in an amount as is set forth in the related Purchase Price and Terms Letter and the related Mortgage Loan Schedule.

          Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

          Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan and, with respect to any Second Lien Loan, the outstanding principal amount of any related First Lien Loan as of the date of origination of such mortgage loan, to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

          Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

          MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

          Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

          MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          Monthly Advance: The payment required to be made by the Seller with respect to any Remittance Date pursuant to Section 5.03.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan payable by the related Mortgagor pursuant to the terms of the related Mortgage Note.

          Mortgage: The mortgage, deed of trust or other instrument which creates a first or second lien on (i) with respect to a Mortgage Loan other than a Co-op Loan, an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor, or (ii) with respect to a Co-op Loan, the related Security Agreement which in either case secures the Mortgage Note.

          Mortgage File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

          Mortgage Loan: An individual Mortgage Loan or Co-op Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

          Mortgage Loan Documents: The documents contained in a Mortgage File.

          Mortgage Loan Package: As defined in the Recitals to this Agreement.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate less the related Servicing Fee Rate.

          Mortgage Loan Schedule: The schedule of Mortgage Loans annexed to the related Assignment and Conveyance, each such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

               (1) the Seller's Mortgage Loan identifying number;

               (1) the Mortgagor's name;

               (2) the street address of the Mortgaged Property including the city, state and zip code;

               (3) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property;

               (4) the number of units and type of residential property constituting the Mortgaged Property (e.g., single family, two- to four-family, condominium, etc);

               (5) the original months to maturity and the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

               (6) the date of the Mortgage Note;

               (7) the Loan-to-Value Ratio at origination and as of the related Cut-off Date;

               (8) with respect to any Second Lien Loan, the Equity Loan-to-Value-Ratio at origination and as of the related Cut-off Date;

               (9) the Combined Loan-to-Value Ratio at origination and as of the related Cut-off Date;

               (10) the Mortgage Interest Rate at origination and as of the related Cut-off Date;

               (11) the Mortgage Loan origination date;

               (12) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance;

               (13) the stated maturity date of the Mortgage Loan and of the First Lien Loan, if applicable;

               (14) the amount of the Monthly Payment (PITI or ITI, as applicable) as of the related Cut-off Date;

               (15) the original principal amount of the Mortgage Loan and the principal balance of the related First Lien Loan, if applicable, as of the date of origination;

               (16) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

               (17) a code indicating the documentation style;

               (18) the date on which the first Monthly Payment is due;

               (19) a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy; and, in the case of any Mortgage Loan which is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy, the Primary Mortgage Insurance Policy certificate number and the Primary Mortgage Insurance Policy coverage percentage;

               (20) a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty, and if so, a description of and the terms of such Prepayment Penalty;

               (21) a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

               (22) the loan type (i.e. fixed, adjustable; 2/28, 3/27, 5/25, etc.);

               (23) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

               (24) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

               (25) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

               (26) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

               (27) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

               (28) with respect to each Adjustable Rate Mortgage Loan, the Index;

               (29) with respect to each Adjustable Rate Mortgage Loan, the lookback (# of days) under the terms of the Mortgage Note;

               (30) a code indicating whether the Mortgage Loan is a Second Lien Loan;

               (31) MIN, if applicable;

               (32) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan and the term of the interest-only period;

               (33) the Due Date for the first Monthly Payment;

               (34) with respect to the related Mortgagor, the debt-to-income ratio;

               (35) the Appraised Value of the Mortgaged Property;

               (36) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property;

               (37) with respect to each Mortgage Loan that was originated six
     (6) or more months prior to the related Closing Date, the amount of the Monthly Payment at origination;

               (38) a code indicating if the Mortgage Loan is a Balloon Mortgage Loan and the term of the Balloon Loan;

               (39) the total monthly income for all Mortgagors;

               (40) a code indicating whether the Mortgagor is a first time home buyer;

               (41) the race/ethnicity and gender of each Mortgagor and Co-Mortgagor;

               (42) the date of birth of each Mortgagor and co-Mortgagor;

               (43) a code indicating if the Mortgage Loan is a Negative Amortization Mortgage Loan;

               (44) the number of times during the twelve (12) month period preceding the related Closing Date that any Monthly Payment has been received thirty (30) or more days after its Due Date;

               (45) a code indicating the specific loan/underwriting program of each Mortgage Loan as assigned by the Seller pursuant to the Underwriting Standards; and

               (46) the monthly tax and insurance payment.

          With respect to the Mortgage Loans in the aggregate in each Mortgage Loan Package, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date unless otherwise specified:

               (1) the number of Mortgage Loans;

               (2) the current aggregate outstanding principal balance of the Mortgage Loans;

               (3) the weighted average Mortgage Interest Rate of the Mortgage Loans;

               (4) the weighted average original months to maturity of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: With respect to any Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of the related Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of such Mortgage Note. With respect to a Co-op Loan, the related Co-op Stock and Proprietary Lease securing the indebtedness of the Mortgagor under the related Mortgage Loan.

          Mortgagor: The obligor on a Mortgage Note.

          Mortgagor Personal Information: Any information, including, but not limited to, all personal information about a Mortgagor that is disclosed to the Seller or the Purchaser by or on behalf of the Mortgagor.

          Nonrecoverable Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not be ultimately recoverable from late collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

          OCC: Office of the Comptroller of the Currency, its successors and assigns.

          Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an eligible account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the Seller and any servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Seller or any servicer or in an Affiliate of either and (iii) is not connected with the Seller or any servicer as an officer, employee, director or person performing similar functions.

          OTS: Office of Thrift Supervision or any successor thereto.

          Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest
Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

          Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pledge Agreement: The specific agreement creating a first or second lien on and pledge of the Co-op Stock and the appurtenant Proprietary Lease securing a Co-op Loan.

          Premium Percentage: With respect to any Mortgage Loan, a percentage equal to the excess of the Purchase Price Percentage over 100%.

          Prepayment Interest Shortfall: As to any Remittance Date and Principal Prepayment in full, the difference between (i) one (1) full month's interest at the applicable Mortgage Interest Rate (after giving effect to any applicable relief act reduction, debt service reduction and deficient valuation), as reduced by the Servicing Fee Rate, on the outstanding principal balance of the related Mortgage Loan immediately prior to such Principal Prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

          Prepayment Penalty: With respect to each Mortgage Loan, the amount of any premium or penalty required to be paid by the Mortgagor if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Primary Mortgage Insurance Policy or PMI Policy: Each policy of primary mortgage insurance issued by a Qualified Insurer and represented to be in effect pursuant to Section 3.02(bb), or any replacement policy therefor obtained by the Seller pursuant to Section 4.08.

          Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

          Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Proprietary Lease: The lease on a Co-op Unit evidencing the possessory interest of the owner of the Co-op Stock in such Co-op Unit.

          Purchase Price: As defined in Section 2.02.

          Purchase Price and Terms Letter: As defined in the Recitals to this Agreement which may also be a form of trade execution notice.

          Purchase Price Percentage: The purchase price percentage used in calculating the Purchase Price, as set forth in the related Purchase Price and Terms Letter.

          Purchaser: Merrill Lynch Mortgage Lending Inc., its successors in interest and assigns.

          Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae, Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae or Freddie Mac.

          Qualified Substitute Mortgage Loan: As defined in Section 3.03.

          Rating Agencies: Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc., Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

          Reconstitution: Any Agency Transfer, Securitization Transaction or Whole Loan Transfer.

          Recognition Agreement: An agreement whereby a Co-op and a lender with respect to a Co-op Loan (i) acknowledges that such lender may make, or intends to make such Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.

          Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: The 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day thereafter.

          REO Account: The separate account or accounts created and maintained pursuant to Section 4.13 that constitutes an Eligible Account.

          REO Disposition: The final sale by the Seller of any REO Property.

          REO Disposition Proceeds: Amounts received by the Seller in connection with an REO Disposition.

          REO Property: A Mortgaged Property acquired by or on behalf of the Purchaser in full or partial satisfaction of the related Mortgage as described in Section 4.13.

          Repurchase Price: With respect to any Mortgage Loan for which a breach of a representation or warranty from the Agreement is found, a price equal to the then outstanding principal balance of the Mortgage Loan to be repurchased, plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest had last been paid through the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, and plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, and plus, in the event a Mortgage Loan is repurchased during the first twelve (12) months following the related Closing Date, an amount equal to the Premium Percentage multiplied by the outstanding principal balance of such Mortgage Loan as of the date of such repurchase.

          Residential Dwelling: Any one of the following: (i) a one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) a one-family dwelling in a planned unit development, none of which is manufactured housing, a co-operative, a commercial property, an agricultural property or a mixed use property.

          RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

          SAIF: The Savings Association Insurance Fund, or any successor thereto.

          Scheduled Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of such Mortgage Loan as of the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal (or advances in lieu thereof).

          Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

          Securitization Transaction: As defined in Section 10.01(a)(iii).

          Security Agreement: With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Seller in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of
(a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of any REO Property, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy or LPMI Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under
Section 4.08.

          Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, for each month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the unpaid principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed, and shall be pro rated at a per diem rate based upon a 30-day month. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 4.05) of related Monthly Payments collected by the Seller, or as otherwise provided under Section 4.05.

          Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate with respect to each Mortgage Loan shall be as set forth in the related Purchase Price and Terms Letter.

          Servicing File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-2 and copies of all documents for such Mortgage Loan specified in Exhibit A-1.

          Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

          Servicing Transfer Costs: All reasonable costs and expenses incurred by the Purchaser in connection with the transfer of servicing from Seller, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser (or any successor to Seller appointed pursuant to Section 11.01) to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser (or any successor to Seller appointed pursuant to Section 11.01) to service the Mortgage Loans properly and effectively.

          Standard & Poor's: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

          Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

          Stock Certificate: With respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Stock issued by the cooperative corporation.

          Stock Power: With respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Stock issued by the cooperative corporation.

          Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

          Underwriting Standards: As to each Mortgage Loan, the Seller's underwriting guidelines in effect as of the date of origination of such Mortgage Loan.

          Whole Loan Transfer: As defined in Section 10.01(a)(i).

                                   ARTICLE II
           SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
             MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                       DELIVERY OF MORTGAGE LOAN DOCUMENTS

          Section 2.01. Agreement to Purchase.

          The Seller agrees to sell and the Purchaser agrees to purchase on each Closing Date, pursuant to this Agreement and the related Purchase Price and Terms Letter, the Mortgage Loans being sold by the Seller and listed on the related Mortgage Loan Schedule, servicing rights retained, having an aggregate Scheduled Principal Balance in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date. The Seller shall deliver in an electronic format the Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least five (5) Business Days prior to such Closing Date or as otherwise set forth in the related Purchase Price and Terms Letter.

          Section 2.02. Purchase Price.

          The Purchase Price for the Mortgage Loans in a Mortgage Loan Package shall be equal to the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate Scheduled Principal Balance of Mortgage Loans as of the related Cut-off Date listed on the related Mortgage Loan Schedule plus (b) accrued interest on the aggregate Scheduled Principal Balance as of the related Cut-off Date of the related Mortgage Loans at the weighted average Mortgage Loan Remittance Rate of such Mortgage Loans from the related Cut-off Date to but not including such Closing Date (the "Purchase Price"). If so provided in the related Purchase Price and Terms Letter, portions of each Mortgage Loan Package shall be priced separately.

          The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available funds.

          With respect to each Mortgage Loan, the Purchaser shall be entitled to
(1) all scheduled payments of principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the related Mortgage Loan Remittance Rate (minus that portion of any such interest payment which is allocable to the period prior to the related Cut-off Date). The Scheduled Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the related Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such Monthly Payments shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Seller to the Purchaser on the first related Remittance Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to the Purchaser.

          Section 2.03. Servicing of Mortgage Loans.

          On each Closing Date, the Mortgage Loans in the related Mortgage Loan Package will be sold by the Seller to the Purchaser on a servicing retained basis upon the execution and delivery of an Assignment and Conveyance in the form attached hereto as Exhibit E (the "Assignment and Conveyance").

          Simultaneously with the execution and delivery of the related Assignment and Conveyance, for each Mortgage Loan Package, the Seller hereby agrees to service the Mortgage Loans listed on the Mortgage Loan Schedule in accordance with Accepted Servicing Practices and this Agreement. The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

          Section 2.04. Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

          As of each Closing Date, the Seller will have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse (except as otherwise set forth in this Agreement and the related Purchase Price and Terms Letter), and the Seller hereby acknowledges that the Purchaser will have, all the right, title and interest of the Seller in and to the Mortgage Loans. Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2.02 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2.02 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

          In accordance with Section 2.07, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The possession of each Servicing File by the Seller is for the sole purpose of servicing the related Mortgage Loan. From each Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the

Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

          In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Seller further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Purchase Price and Terms Letter and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

          Section 2.05. Books and Records.

          The sale of each Mortgage Loan will be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and will be reflected on the Purchaser's balance sheet and other financial statements as a purchase by the Purchaser. The Seller shall maintain, a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by
Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

          Section 2.06. Transfer of Mortgage Loans.

          The Seller shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of Section 11.12. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller; provided, that, unless otherwise provided in the related Purchase Price and Terms Letter, in no event shall there be more than four (4) "Purchasers" with respect to any Mortgage Loan Package. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and, except as otherwise provided herein, the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to SubSection 3.03, 3.04 or 3.05 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser, which consent shall not be unreasonably withheld.

          Section 2.07. Delivery of Mortgage Loan Documents.

          The Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents no later than five (5) Business Days prior to the related Closing Date pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 270 days from the related Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 270 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver a recording receipt of such recording office, or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such document has been accepted for recording and shall in any event deliver such document within twelve (12) months of the related Closing Date. If the Seller cannot deliver such original recorded documents within twelve (12) months of the related Closing Date for any reason, within fifteen (15) days after written receipt of notification of such failure from the Purchaser, the Seller shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.03.

          No later than five (5) days prior to the related Closing Date, the Seller shall provide a copy of the commitment for title insurance to the Purchaser or its designee.

          Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

          To the extent received by it, the Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks after their execution; provided, however, that the Seller shall provide the Purchaser, or its designee, with a copy, certified by the Seller as a true copy, of any such document submitted for recordation within two (2) weeks after its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two (2) weeks of its return from the appropriate public recording office.

          Section 2.08. Quality Control Procedures.

          The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

          Section 2.09. Closing.

          The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

          The closing for the Mortgage Loans to be purchased on the related Closing Date shall be subject to each of the following conditions:

          (a) at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

          (b) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date or, with respect to representations and warranties made as of a date other than the related Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof, including, but not limited to the following: (i) an Officer's Certificate, in the form of Exhibit H hereto, including all attachments thereto; (ii) solely with respect to the initial Closing Date, an Opinion of Counsel to the Seller, form and substance satisfactory to the Purchaser; (iii) a Custodial Account Letter Agreement in the form attached as Exhibit B hereto; (iv) an Escrow Account Letter Agreement in the form attached as Exhibit C hereto; (v) the related Purchase Price and Terms Letter; (vi) a Security Release Certification, in the form of Exhibit J hereto executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person and (vii) an Assignment and Conveyance in the form of Exhibit E hereto;

          (d) the Seller shall have received, or the Seller's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the terms hereof;

          (e) the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required to be delivered and released pursuant to the terms of this Agreement; and

          (f) all other terms and conditions of this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance shall have been materially complied with.

          Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

                                   ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF THE SELLER; REPURCHASE;
                            REVIEW OF MORTGAGE LOANS

          Section 3.01. Representations and Warranties of the Seller.

          The Seller represents, warrants and covenants to the Purchaser that as of each Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

          (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller are currently suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

          (b) The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance and to conduct its business as presently conducted; the Seller has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, and any agreements contemplated hereby, and this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Seller to make this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and all agreements contemplated hereby valid and binding upon the Seller in accordance with their respective terms;

          (c) None of the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any material agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

          (d) There is no litigation, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

          (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, except for consents, approvals, authorizations and orders which have been obtained prior to the related Closing Date;

          (f) The consummation of the transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (g) The Seller has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio at the Cut-off Date and the selection of the Mortgage Loans was not made in a manner so as to affect adversely the interests of the Purchaser;

          (h) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

          (i) The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae, Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for either Fannie Mae or Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

          (j) The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

          (k) Neither this Agreement nor any information, statement, tape, diskette, form, report, or other document furnished or to be furnished by or on behalf of the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l) The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

          (m) The Seller has delivered to the Purchaser financial statements as to its last two (2) complete fiscal years for which financial statements are available. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance;

          (n) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

          (o) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

          (p) The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Seller's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

          (q) With respect to each Mortgage Loan Package, the Mortgage Loan characteristics set forth on the related Mortgage Loan Schedule attached to the related Assignment and Conveyance are true and complete in all material respects;

          (r) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note;

          (s) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

          (t) The information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

          (u) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

          Section 3.02. Representations and Warranties as to Individual Mortgage Loans.

          The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the related Closing Date as follows:

          (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes or electronic media delivered to the Purchaser, is complete, true and correct in all material respects;

          (b) With respect to a First Lien Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a First Lien Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the Co-op Unit securing the related Mortgage Note;

          (c) With respect to a Second Lien Loan that is not a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Second Lien Loan that is a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in the stock ownership and leasehold rights associated with the Co-op Unit securing the related Mortgage Note;

          (d) All payments due on or prior to the related Cut-off Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; as to each Mortgage Loan, no payment under the Mortgage Loan has been delinquent at any time since origination;

          (e) All taxes, ground rents governmental assessments, insurance premiums, water charges, sewer rents, municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

          (f) The terms of the Mortgage Note and the Mortgage (and the Proprietary Lease and the Security Agreement with respect to each Co-op Loan) have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy or LPMI Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy or LPMI Policy and title insurance policy, to the extent required by the related policies;

          (g) The Mortgage Note and the Mortgage (and the Pledge Agreement related to each Co-op Loan) are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (h) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Mortgage Loan is covered by a flood insurance policy in an amount and meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor, any Subservicer or any prior originator or subservicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller

          (i) Each Mortgage Loan and, if any, the related Prepayment Penalty complied with any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and all predatory, fair and abusive lending laws applicable to origination and servicing of mortgage loans of a type similar to the Mortgage Loan, have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws, and the Seller shall deliver to the Purchaser, upon request, evidence of compliance with all such requirements;

          (j) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination, release or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (k) With respect to any First Lien Loan, the related Mortgage is properly recorded and is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any Second Lien Loan, the related Mortgage is properly recorded and is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any Second Lien Loan, the related First Lien Loan, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and are (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, and (b) do not adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any First Lien Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any Second Lien Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

          (l) The Mortgage Note and the related Mortgage and, in the case of a Co-op Loan, the related Pledge Agreement are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors generally and the equitable remedy of specific performance and by general equitable principles. All parties to the Mortgage Note and the related Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the related Mortgage. The Mortgage Note and the related Mortgage have been duly and properly executed by such parties. With respect to each Co-op loan, all parties to the Mortgage Note and Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Pledge Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly executed by such parties. Each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Co-op Stock will be transferred by the stock transfer agent of the co-op if the Seller undertakes to convert the ownership of the collateral securing the related Co-op Loan. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Seller, the Mortgagor, any appraiser, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or related Mortgage;

          (m) The Seller or its Affiliate, or MERS as a nominee for the Seller, is the sole owner of record and holder of the Mortgage Loan (and with respect to any Co-op Loan the sole owner of the related Pledge Agreement) and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Servicing File in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole legal, beneficial and equitable owner thereof and had full right and authority under all governmental and regulatory bodies having jurisdiction over such Seller, to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement or the Purchase Price and Terms Letter;

          (n) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (k)
(2) and (3) and, with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) clause (1)))the Seller, its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (o) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor, to the Seller's knowledge, any prior mortgagee has waived any default, breach, violation or event permitting acceleration. With respect to each Second Lien Loan(as reflected on the Mortgage Loan Schedule), (i) the First Lien Loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, and (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (a) the First Lien mortgage contains a provision which allows or (b) applicable law requires, the mortgagee under the Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the First Lien mortgage;

          (p) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

          (q) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (r) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with the terms, conditions and requirements of the Underwriting Standards in all material respects. The Mortgage Notes and Mortgages are on forms acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (s) The Mortgaged Property (and with respect to a Co-op Loan, the related Co-op Project and the Co-op Unit) is free of damage and waste and there is no proceeding pending or threatened for the total or partial condemnation thereof nor is such a proceeding currently occurring.

          (t) The related Mortgage and the related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (u) If the Mortgage constitutes a deed of trust, a trustee, duly authorized and duly qualified under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (v) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac, and such appraisal was made and signed prior to the final approval of the mortgage loan application by a Qualified Appraiser;

          (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state or (5) not otherwise required to be licensed in such state. All parties which have had any interest in the Mortgage Loan were in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state;

          (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in clause (k) above and such collateral does not serve as security for any other obligation;

          (y) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan does not contain "graduated payment" features and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (z) The Mortgagor was not in bankruptcy or insolvent as of the date of origination of the Mortgage Loan and is not in bankruptcy or insolvent as of the related Closing Date;

          (aa) Each Fixed Rate Mortgage Loan has an original term to maturity of not more than thirty (30) years, with interest calculated and payable in arrears on the first day of each month in equal monthly installments of principal and interest. Except with respect to Interest Only Mortgage Loans, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance of the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least seven (7) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed the period specified on the Mortgage Loan Schedule and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan.;

          (bb) If a Mortgage Loan has an LTV greater than 80%, the portion of the principal balance of such Mortgage Loan in excess of the portion of the Appraisal Value of the Mortgaged Property required by Fannie Mae, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy or LPMI Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy or LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy or LPMI Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy or LPMI Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule does not include any such insurance premium;

          (cc) As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (dd) The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and is improved by a Residential Dwelling or in the case of a Mortgage Loan secured by Co-op Stock leases or occupancy agreements. No portion of the Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes, except as permitted under the Underwriting Standards;

          (ee) Payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with such Mortgage Loan;

          (ff) Each Mortgage Loan that is subject to a Prepayment Penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to Mortgage Loans originated prior to October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination;

          (gg) The Mortgaged Property (or with respect to a Co-op Loan, the related Co-op Unit) was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or Co-op Unit, as the case may be) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge and with respect to each Mortgage Loan that is covered by a Primary Mortgage Insurance Policy or LPMI Policy, the improvement(s) located on or being part of the related Mortgaged Property were constructed in accordance with the specifications set forth in the original construction plans;

          (hh) If the Residential Dwelling Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a Co-op housing corporation, such condominium, Co-op or planned unit development project meets the Seller's eligibility requirements of Fannie Mae and Freddie Mac;

          (ii) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and the Mortgage Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos;

          (jj) The related Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

          (kk) No action has been taken or failed to be taken by the Seller on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy or LPMI Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

          (ll) Each Mortgage Loan has been serviced in compliance with Accepted Servicing Practices;

          (mm) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Co-op Stock securing the related Mortgage Note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Co-op Stock relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such Co-op Stock;

          (nn) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Co-op Unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

          (oo) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

          (pp) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Proprietary Lease;

          (qq) With respect to each Co-op Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Co-op Loan and (ii) there is no provision in any Proprietary

Lease which requires the borrower to offer for sale the Co-op Stock owned by such borrower first to the cooperative;

          (rr) With respect to each Co-op Loan, there is no default in complying with the terms of the Mortgage Note, the Pledge Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid. The Seller has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

          (ss) With respect to each Co-op Loan, each Pledge Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Pledge Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Co-op Unit is transferred or sold without the consent of the holder thereof;

          (tt) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

          (uu) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all ground lease rents, additional rent, assessments and other charges reserved therein that have become due have been fully paid to the extent payable as of the related Closing Date;
(iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease will not terminate earlier than five (5) years after the maturity date of the related Mortgage Loan; (x) the Purchaser has the right to cure defaults on the ground lease; (xi) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgage Property is located; (xii) the ground lease protects the mortgagee's interests in the event of a property condemnation; (xiii) the ground lease permits the mortgaging of the related Mortgage Property; (xiv) the ground lease is assignable or transferable; and (xv) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure, the default;

          (vv) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement;

          (ww) Each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(a) of the Code and Treasury Regulations Section
1.860G-2(a)(1);

          (xx) Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee;

          (yy) All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

          (zz) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. The Seller shall maintain such statement in the Servicing File;

          (aaa) No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%. No Second Lien Loan has an Equity LTV in excess of 100%;

          (bbb) Either (a) no consent for the Second Lien Loan is required by the holder of the related First Lien Loan or (b) such consent has been obtained and is contained in the Mortgage File;

          (ccc) With respect to any Second Lien Loan, the Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or
(3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

          (ddd) No Mortgage Loan is a "home equity line of credit";

          (eee) As of the Closing Date, the Seller has not received a notice of default of a First Lien Loan;

          (fff) No Mortgage Loan provides for negative amortization;

          (ggg) No Mortgage Loan is a High Cost Loan or Covered Loan. No Mortgage Loan is (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended or has an "annual percentage rate" or "total points and fees" payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (b) a "high cost", "covered", "abusive", "predatory", "home loan", "Oklahoma Section 10" or "high risk" mortgage loan (or a similarly designated loan using different terminology) under any federal, state or local law, including without limitation, the provisions of the Georgia Fair Lending Act, New York Banking Law, Section 6-1, the Arkansas Home Loan Protection Act, effective as of June 14, 2003, Kentucky State Statute KRS 360.100, effective as of June 25, 2003, the New Jersey Home Ownership Security Act of 2002 (the "NJ Act"), the New Mexico Home Loan Protection Act (N.M. Stat. Ann. Sections 58-21A-1 et seq.), the Illinois High-Risk Home Loan Act (815 Ill. Comp. Stat. 137/1 et seq.), the Oklahoma Home Ownership and Equity Protection Act, Nevada Assembly Bill No. 284, effective as of Oct. 1, 2003, the Minnesota Residential Mortgage Originator and Servicer Licensing Act (MN Stat. Section 58.137), the South Carolina High-Cost and Consumer Home Loans Act, effective January 1, 2004, the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or any other statute or regulation providing assignee liability to holders of such mortgage loans, or (c) subject to or in violation of any such or comparable federal, state or local statutes or regulations. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices were employed in the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

          (hhh) Each Mortgage Loan originated in the state of Texas pursuant to
Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI,
Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. With respect to each Texas Refinance Loan that is a Cash-Out Refinancing, the related Mortgage Loan Documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a Prepayment Penalty. The Seller does not collect any such Prepayment Penalties in connection with any such Texas Refinance Loan;

          (iii) The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal, customary, in accordance with applicable laws and regulations, and proper and prudent in the mortgage origination and servicing business. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with all applicable laws, rules and regulations, the terms of the Mortgage Note and Mortgage, and the Fannie Mae and Freddie Mac servicing guides. With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

          (jjj) No Mortgage Loan is a Convertible Mortgage Loan;

          (kkk) With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

          (lll) Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (a) first lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule), or (b) second lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (mmm) No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan which has converted to a closed end, fully amortizing Mortgage Loan for which a certificate of occupancy has been issued and construction has been completed) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (nnn) If applicable, with respect to each Mortgage, the Seller has within the last twelve (12) months (unless such Mortgage was originated within such twelve (12) month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

          (ooo) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

          (ppp) Each Mortgage Loan is covered by a paid in full, life of loan, Tax Service Contract issued by First American Real Estate Tax Service, and such contract is transferable to the Purchaser or its designee at no cost to the Purchase or its designee;

          (qqq) Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

          (rrr) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

          (sss) As of the required compliance dates, Seller has (i) complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the "Anti-Money Laundering Laws"); (ii) established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws;
(iii) conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question; and (iv) maintained, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

          (ttt) The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

          (uuu) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

          (vvv) No Mortgage Loan provides for interest payable on a simple interest basis;

          (www) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws;

          (xxx) There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by a Mortgaged Property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act;

          (yyy) No Mortgage Loan is a "high cost home," "covered," "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

          (zzz) No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

          (aaaa) With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Penalty: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., such as rate or fee reduction) in exchange for accepting such Prepayment Penalty; (ii) the Mortgage Loan's originator had a written policy of offering the Mortgagor, or requiring third-party brokers to offer the Mortgagor, the option of obtaining a mortgage loan that did not require payment of such a Prepayment Penalty; (iii) the Prepayment Penalty was adequately disclosed to the Mortgagor pursuant to applicable state and federal law; (iv) no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three (3) years and any Mortgage Loans originated prior to such date will not impose prepayment penalties in excess of five (5) years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three (3) years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the Servicer to impose such premium;

          (bbbb) The Seller has and shall in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three (3) of the credit repositories), on a monthly basis unless such reporting is suspended due to the Servicemembers Civil Relief Act or an eligible disaster declaration;

          (cccc) With respect to the Mortgage Loans, the borrower was not encouraged or required to select a mortgage loan product offered by the mortgage loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan's requirements and the borrower's credit history, income, assets and liabilities;

          (dddd) The methodology used in underwriting the extension of credit for each Mortgage Loan employed objective criteria which relate such facts as, without limitation, the Mortgagor's credit history income, assets and liabilities (except in the case of loan programs which do not require the Mortgagor to report the Mortgagor's income or assets, such as "no income, no assets" lending programs or which rely on the Mortgagor's representation of the

Mortgagor's income, such as "stated income" lending programs) to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology determined that at the time of origination (application/approval) the Mortgagor had the reasonable ability to make timely payments on the Mortgage Loan;

          (eeee) All points, fees and charges, including finance charges (whether or not financed, assessed, collected or to be collected), in connection with the origination and servicing of any Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation and no related Mortgagor was charged "points and fees" (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of such loan or (2) $1,000. For the purposes of this representation, "points and fees" (a) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections) and the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount);

          (ffff) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

          (gggg) The Mortgage Loan is in compliance with all requirements set forth in the related Purchase Price and Terms Letter, and the characteristics of the related Mortgage Loan Package as set forth in the related Purchase Price and Terms Letter are true and correct;

          (hhhh) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

          (iiii) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Seller in accordance with the Underwriting Guidelines;

          (jjjj) Each Mortgage Loan is covered by a "life of loan" Flood Zone Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

          (kkkk) Each Mortgage Loan has a valid and original Credit Score, with a minimum Credit Score as set forth in the related Purchase Price and Terms Letter;

          (llll) The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

          (mmmm) No Mortgage Loan is a "manufactured housing loan" pursuant to the NJ Act, and one hundred percent of the amount financed of any purchase money Second Lien Mortgage Loan subject to the NJ Act was used for the purchase of the related Mortgaged Property;

          (nnnn) With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the related Mortgage Loan Schedule. The related assignment of Mortgage to MERS has been duly and properly recorded;

          (oooo) No Mortgage Loan is secured by manufactured housing; and

          (pppp) With respect to each MERS Mortgage Loan, the Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

          (qqqq) No Mortgagor is a Foreign National.

          Section 3.03. Repurchase; Substitution.

          It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination, or lack of examination, of any Mortgage Loan Document. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. The Seller shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. Notwithstanding the above sentences, any breach of the representations or warranties set forth in clause (ggg), (xxx), (www), (zzz),
(aaaa), (bbbb), (cccc), (dddd), (eeee), (ffff) or (oooo) of Section 3.02 shall automatically be deemed to materially and adversely affect the value of the Mortgage Loan and the interest of the Purchaser therein and the Seller shall repurchase such Mortgage Loan at the Repurchase Price. The Seller hereby covenants and agrees that (except as provided in the previous sentence with respect to certain breaches for which no substitution is permitted) if any such breach is not corrected or cured within such sixty (60) day period, the Seller shall, at the Purchaser's option, either repurchase such Mortgage Loan at the Repurchase Price within fifteen (15) days following the expiration of the related cure period or substitute a mortgage loan for the Deleted Mortgage Loan as provided below. In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within sixty (60) of the earlier of either discovery by or notice to the Seller of such breach, all affected Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price within fifteen (15) days following the expiration of the related cure period. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price. With respect to any representations and warranties made by the Seller, in the event that it is discovered that the circumstances with respect to the Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the actual knowledge or lack of knowledge of Seller, then, notwithstanding that such representation and warranty is made "to the best of the Seller's knowledge," or in reliance on or based on other information, there shall be a breach of such representation and Seller shall cure such breach or repurchase the affected Mortgage Loan as provided in this SubSection 3.03.

          If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

          If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in Section 3.02, the Seller may, with the Purchaser's prior consent, which consent shall be in the sole discretion of the Purchaser, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan acceptable to the Purchaser in its sole discretion (each, a "Qualified Substitute Mortgage Loan") for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Scheduled Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the sum of (x) the product of (i) the amount of such shortfall and (ii) the purchase price percentage used to calculate the Purchase Price, as stated in the related Purchase Price and Terms Letters and
(y) accrued interest on the amount of such shortfall to the last day of the month such substitution occurs, shall be distributed by the Seller in the month of substitution pursuant to the Agreement. Accordingly, on the date of such substitution, the Seller, as applicable, will deposit from its own funds into the Custodial Account an amount equal to such amount.

          As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by this Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. The Seller shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan. The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Monthly Payment on the Deleted Mortgage Loan for which the substitution is made due on the such date shall be the property of the Purchaser and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in SubSections 3.01 and 3.02.

          It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 7.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 7.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all available remedies. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 8.01 and 9.01.

          Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

          In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a Deleted Mortgage Loan pursuant to this Section 3.03, require that the Seller deliver, at the Seller's expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

          Section 3.04. Purchase Price Protection.

          With respect to (i) any Mortgage Loan other than Alt-A Mortgage Loans that prepays in full during the first month following the related Closing Date and (ii) any Alt-A Mortgage Loan that prepays in full during the first two (2) months following the related Closing Date, the Seller shall reimburse the Purchaser the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date, within thirty (30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this
Section 3.04 notwithstanding such assignment.

          Section 3.05. Repurchase of Mortgage Loans With First Payment
Defaults.

          With respect to (i) any Mortgage Loan other than Alt-A Mortgage Loans, with respect to which a Mortgagor fails to make the first Monthly Payment due to the Purchaser immediately following the related Closing Date, and (ii) any Alt-A Mortgage Loan with respect to which a Mortgagor fails to make either of the first two (2) Monthly Payments due to the Purchaser immediately following the related Closing Date, in each case, within the calendar month such payment is due on the related Mortgage Loan, or (a) a Mortgagor shall voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of a Mortgagor under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Seller shall promptly repurchase such Mortgage Loan from the Purchaser within fifteen (15) calendar days' of receipt of written notice from the Purchaser. Any repurchase pursuant to this Section 3.05 shall be effected in accordance with the procedures set forth in Section 3.03 hereof, however, any such repurchase shall be made at the Repurchase Price.

                                   ARTICLE IV
               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

          Section 4.01. The Seller to Act as Servicer.

          The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement, the Mortgage, Mortgage Note and with Accepted Servicing Practices, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement, the Mortgage, Mortgage Note and with Accepted Servicing Practices. The Seller shall service and administer the Mortgage Loans through the exercise of the same care that it customarily employs for its own account. The Seller may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. Notwithstanding anything to the contrary, the Seller may delegate any of its duties under this Agreement to one or more of its Affiliates without regard to any of the requirements of this Section; provided, however, that the Seller shall not be released from any of its responsibilities hereunder by virtue of such delegation.

          Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in compliance with the servicing provisions of the Fannie Mae Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.

          Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Seller, reasonably foreseeable, and the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), make any additional advances of additional principal or extend the final maturity date, as the case may be, with respect to such Mortgage Loan. In the event of any such modification that permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) the otherwise scheduled Monthly Payment and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section
4.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered by the Purchaser when the Seller believes it appropriate and reasonable in its best judgment, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Section 4.13. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date without the prior consent of the Purchaser. Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy or LPMI Policy, if required.

          Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the Seller determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Penalty and the Mortgage Loan, and the waiver of such Prepayment Penalty is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Penalty in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default) or (ii) (a) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (b) the enforceability is otherwise limited or prohibited by subsequent changes in applicable law. In no event shall the Seller waive a Prepayment Penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Seller waives or does not collect all or a portion of a Prepayment Penalty relating to a Principal Prepayment in full or in part due to any action or omission of the Seller, other than as provided above, the Seller shall deposit the amount of such Prepayment Penalty (or such portion thereof as had been waived for deposit) into the Custodial Account at the time of such prepayment for distribution in accordance with the terms of this Agreement.

          The Seller is authorized and empowered by the Purchaser, in its own name, when the Seller believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns.

          In servicing and administering the Mortgage Loans, the Seller shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on the Seller.

          Unless a different time period is stated in this Agreement, the Purchaser shall be deemed to have given consent in connection with a particular matter if the Purchaser does not affirmatively grant or deny consent within fifteen (15) Business Days from the date the Purchaser receives a written request for consent for such matter from the Seller.

          The Seller shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Transunion and Experian in a timely manner.

          Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder by the Seller if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Seller that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Seller delivered to the Purchaser.

          With respect to each Mortgagor, the Seller will monitor applicable sanction lists pursuant to, and in accordance with, the Anti-Money Laundering Laws, including to determine whether any Mortgagor becomes listed as a "blocked person" for purposes of the OFAC

Regulations. In the event a Mortgagor is listed as a "blocked person", the Seller shall immediately notify the Purchaser.

          Section 4.02. Collection of Mortgage Loan Payments.

          Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement or until the principal and interest on all Mortgage Loans are paid in full, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy or LPMI Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating Escrow Payments and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Section 4.03. Realization Upon Defaulted Mortgage Loans.

          The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, Accepted Servicing Practices, any Primary Mortgage Insurance and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. Foreclosure or comparable proceedings shall be initiated pursuant to Fannie Mae guidelines and applicable state law with respect to Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which the Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser. Except as otherwise required by applicable law, in the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing (which may be by electronic mail) of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Seller shall be responsible for all costs and expenses incurred by it in


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any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section
4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser's expense. Upon completion of the inspection, the Seller shall promptly provide the Purchaser with a written report of the environmental inspection. After reviewing the environmental inspection report, the Purchaser shall determine how the Seller shall proceed with respect to the Mortgaged Property.

          In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by the Seller in accordance with Section 4.13.

          Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

          The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts with a commercial bank, a savings bank or a savings and loan association (which may be a depository Affiliate of the Seller) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. Each Custodial Account shall be an Eligible Account. Funds deposited in a Custodial Account may be drawn on in accordance with Section
4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on or before the initial Closing Date, and upon the request of any subsequent purchaser.

          The Seller shall deposit in the Custodial Account on a daily basis, within one (1) Business Day of receipt thereof, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

               (i) all payments on account of principal, including Principal Prepayments and Prepayment Penalties, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds;

               (iv) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

               (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged


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

          Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

               (vi) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

               (vii) any Monthly Advances;

               (viii) Compensating Interest, if any, for the month of distribution. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

               (ix) all proceeds of any Mortgage Loan repurchased in accordance with Sections 3.03;

               (x) any amounts required to be deposited by the Seller pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

               (xi) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01 or Section 6.02; and

          The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account.

          The Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Seller for the benefit of the Seller, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that any investment in the Eligible Institution with which the Custodial Account is maintained may mature on such Remittance Date) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to withdrawal by the Seller from the Custodial Account pursuant to Section 4.05(iv). The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Seller out of its own funds immediately as realized.

          If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (a) of the definition of Eligible Account, the Seller shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the related Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

          Section 4.05. Permitted Withdrawals From the Custodial Account.


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

          The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

               (i) to make distributions (including Prepayment Penalties) to the Purchaser in the amounts and in the manner provided for in Section 5.01;

               (ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds;

               (iv) to pay to itself as part of its servicing compensation: (a) any interest earned on funds or any investment earnings in the Custodial Account net of any losses on such investments (all such amounts to be withdrawn monthly not later than each Remittance Date), and (b) to the extent not otherwise retained, the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

               (v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

               (vi) to reimburse the Seller for any unreimbursed Servicing Advances made with respect to a Mortgage Loan that, upon a final recovery determination with respect to such Mortgage Loan are Nonrecoverable Advances, but only to the extent that late collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Seller for such unreimbursed Servicing Advances; provided, that the Seller shall provide an Officer's Certificate specifying the amount of any Nonrecoverable Advances and detailing the calculation of such amount;

               (vii) to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;


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

               (viii) to remove funds inadvertently placed in the Custodial Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution; and

               (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

          Section 4.06. Establishment of Escrow Accounts; Deposits in Accounts.

          The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Purchaser on or before the initial Closing Date, and upon request to any subsequent purchaser.

          The Seller shall deposit in the Escrow Account or Accounts on a daily basis, within one (1) Business Day of receipt thereof, and retain therein:

               (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Mortgage Insurance Policy or LPMI Policy premiums, if applicable or any other items as required under the terms of this Agreement;

               (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

               (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

          The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Seller shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that such Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

          If the balance on deposit in the Escrow Account exceeds $75,000 as of the commencement of business on any Business Day and the Escrow Account constitutes an Eligible Account solely pursuant to clause (a) of the definition of Eligible Account, the Seller shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the related Escrow Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.


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

          Section 4.07. Permitted Withdrawals From the Escrow Account.

          Withdrawals from the Escrow Account may be made by the Seller only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy or LPMI Policy premiums, if applicable, flood insurance premiums, fire and hazard insurance premiums, condominium assessments and comparable items for the related Mortgage Note or other related Mortgage Loan Documents;

               (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

               (iii) to refund to the Mortgagor any funds as may be determined to be overages;

               (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement;

               (v) for application to restoration or repair of the Mortgaged Property;

               (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

               (vii) to clear and terminate the Escrow Account on the termination of this Agreement;

               (viii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

               (ix) to remove funds inadvertently placed in the Escrow Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution;

               (x) to clear and terminate the Escrow Account upon the termination of this Agreement; and

          Section 4.08. Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage Insurance; Collections Thereunder.

          With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums (if any) and flood, fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for


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

securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments subject to its ability to recover such Servicing Advances pursuant to Sections 4.05 (iii) [and (vi]). Notwithstanding the foregoing, if the Seller reasonably determines that any such Servicing Advance would not be recoverable from amounts collected on the related Mortgage Loan, the Seller shall have no obligation to make such Servicing Advance. Any such determination shall be evidenced by an Officer's Certificate delivered to the Purchaser indicating the reasons therefor.

          The Seller shall maintain in full force and effect Primary Mortgage Insurance Policies or LPMI Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the Loan-to-Value ratio of the related Mortgage Loan is reduced to the amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy or LPMI Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy or LPMI Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy or LPMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy or LPMI Policy. If such Primary Mortgage Insurance Policy or LPMI Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy or LPMI Policy as provided above.

          In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy or LPMI Policy respecting a defaulted First Lien Loan. Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

          Section 4.09. Transfer of Accounts.


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

          The Seller may transfer a Custodial Account or an Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

          Section 4.10. Maintenance of Hazard Insurance.

          The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae or Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if the related Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, as amended, flood insurance in an amount as provided above. Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Seller or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall


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

not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

          Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

          In the event that the Seller (or an Affiliate of the Seller) shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer acceptable to Fannie Mae or Freddie Mac insuring against flood, fire and hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty
(30) days' prior written notice to the Purchaser.

          Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

          The Seller shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of a mortgage banker's blanket bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement and fraud of such persons. The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty
(30) days' prior written notice to the Purchaser.


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

Upon request by the Purchaser, the Seller shall provide the Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

          Section 4.13. Title, Management and Disposition of REO Property.

          In the event that title to the Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or other method resulting in full or partial satisfaction of the related Mortgage, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser. The Purchaser hereby appoints the Seller its designee for the purpose of taking and holding title to Mortgaged Property acquired in foreclosure pursuant to this
Section 4.13.

          The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

          The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(b) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded upon request by the Seller to the Purchaser.

          The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO


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Property. If a longer period than two (2) years is necessary to sell any REO
Property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three (3) years or such other period as may be permitted under Section 860G(a)(8) of the Code. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The Seller shall update the Purchaser from time-to-time as to the status of each REO Property.

          With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each Purchaser in the form of a non interest bearing demand account. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit B hereto, as applicable. An original of such letter agreement shall be furnished to any Purchaser upon request.

          The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

          The Seller shall furnish to the Purchaser on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

          Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in


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connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Remittance Date in accordance with Section 5.01.

          Section 4.14. Notification of Maturity Date.

          With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

                                    ARTICLE V
                            PAYMENTS TO THE PURCHASER

          Section 5.01. Distributions.

          On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) all payments in respect of Compensating Interest for such Remittance Date required to be deposited in the Custodial Account pursuant to Section 4.04(viii), minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

          All distributions made to the Purchaser on each Remittance Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

               Deutsche Bank NY NY
               Acc#00854209
               Merrill Lynch Mortgage Lending
               Ref 032-32129
               Attn Prime Whole Loans
               ABA#021001033

          With respect to any remittance received by the Purchaser after the first Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two
(2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the first Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest


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shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

          Section 5.02. Statements to the Purchaser.

          The Seller shall furnish to the Purchaser an individual loan accounting report, as of the last Business Day of each month, in the Seller's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth (5th) Business Day of the following month in a format mutually agreed upon by both the Purchaser and the Seller and in hard copy, which report shall contain the following (or such other information as is mutually agreed upon by the Seller and the Purchaser):

               (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with
          Section 4.04);

               (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

               (iii) the amount of servicing compensation received by the Seller during the prior collection period;

               (iv) the aggregate Scheduled Principal Balance of the Mortgage Loans;

               (v) the aggregate of any expenses reimbursed to the Seller during the prior distribution period pursuant to Section 4.05;

               (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, and (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

               (vii) the amount of any Monthly Advances.

          The Seller shall also provide a monthly servicing report, sorted in the Purchaser's assigned loan number order, in the form of Alltel reports P139, S214, S215 and S50Y and Fidelity report P-4DL (or in such other forms as the Purchaser and the Seller may agree), with each such report.

          The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the


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Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

          In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

          Section 5.03. Monthly Advances by the Seller.

          Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all Monthly Payments, whether or not deferred pursuant to
Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date.

          The Seller's obligation to make such Monthly Advances as to any Mortgage Loan is mandatory, notwithstanding any other provision of this Servicing Agreement and will continue through the earlier of: (i) the date of the termination or resignation, as applicable, of the Seller pursuant to Section 7.04, 8.01 or 9.01 or (ii) the date of final disposition and liquidation of the related Mortgage Loan or any Mortgaged Property acquired through foreclosure or a conveyance in lieu of foreclosure, unless the Seller reasonably believes such advance to be non-recoverable from proceeds of the related Mortgage Loan. In such event, the Seller shall deliver to the Purchaser an Officer's Certificate of the Seller to the effect that an officer of the Seller has reviewed the related Servicing File and has made the reasonable determination that any additional advances are non-recoverable from proceeds of the related Mortgage Loan.

          Section 5.04. Liquidation Reports.

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property. The Seller shall also provide reports on the status of REO Property containing such information as the Purchaser may reasonably require.

                                   ARTICLE VI
                          GENERAL SERVICING PROCEDURES

          Section 6.01. Assumption Agreements.

          The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy or LPMI Policy, if any. If the


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Seller reasonably believes it is unable under applicable law to enforce such
"due-on-sale" clause, the Seller will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If the Seller is prohibited under applicable law from (a) entering into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed or (b) requiring the original Mortgagor to remain liable under the Mortgage Note, the Seller, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

          In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note the amount of the Monthly Payment and the final maturity date of such Mortgage Note may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller as additional servicing compensation.

          Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

          Section 6.02. Satisfaction of Mortgages and Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the Purchaser or its designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related


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mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser. If such Mortgage Loan is a MERS Mortgage Loan, the Seller is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

          In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the Mortgage Loan Documents, the Seller shall remit within five (5) Business Days of such satisfaction or release to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

          From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy or LPMI Policy, the Purchaser or its designee shall, upon request of the Seller and delivery to the Purchaser or its designee of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser or its designee to the Seller. Such servicing receipt shall obligate the Seller to return such Mortgage Loan Documents to the Purchaser or its designee when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser or its designee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser or its designee to the Seller.

          Section 6.03. Servicing Compensation.

          As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in
Section 6.01, late payment charges, interest and investment earning on funds on deposit in the Custodial Account and Escrow Account (to the extent provided for herein) and other ancillary income shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. Notwithstanding the foregoing, in no event shall the Seller retain the Prepayment Penalties

          Section 6.04. Annual Statement as to Compliance.

          The Seller will deliver to the Purchaser, not later than March 15th of each year, an Officers' Certificate stating, as to each signatory thereof, that
(i) a review of the activities of the


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Seller during the preceding calendar year and of performance under this
Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The first Officer's Certificate delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2007. Copies of such statement shall be provided by the Seller to the Purchaser upon request.

          Section 6.05. Annual Independent Certified Public Accountants' Servicing Report.

          Not later than March 15th of each calendar year, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of residential mortgage loans, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, such firm is of the opinion that the Seller's servicing has been conducted in compliance with such programs, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. The first statement delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2007. Copies of such statement shall be provided by the Seller to the Purchaser.

          Section 6.06. Purchaser's Right to Examine Seller Records.

          At its expense, the Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

          The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to, OCC, OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, OCC, FDIC, OTS, or any other similar regulations.

          Section 6.07. Seller Shall Provide Information as Reasonably Required.

          The Seller shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation as the Purchaser may reasonably request, as shall be necessary, reasonable or appropriate in respect to the Mortgage Loans and the


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performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser; provided, that, the Seller shall not be liable for any reasonable out-of-pocket costs with respect to the provision of such reports, information or documentation. All such reports or information shall be provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          The Seller, upon reasonable advance notice, shall make reasonably available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

          The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                                   ARTICLE VII
                                   THE SELLER

          Section 7.01. Indemnification; Third Party Claims.

          The Seller agrees to indemnify and hold the Purchaser, any successor servicer and their respective present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, any legal fees and expenses, judgments or expenses relating to such liability, claim, loss or damage) that such parties may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements and to service the Mortgage Loans in compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections
3.01 or 3.02 of this Agreement. The Purchaser agrees to indemnify and hold the Seller and the Seller's present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, any legal fees and expenses, judgments or expenses relating to such liability, claim, loss or damage) that the Seller may sustain in any way related to the failure of the Purchaser to perform any of its obligations hereunder.

          Promptly after receipt by an indemnified party under this Section 7.01 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
Section 7.01, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will


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not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 7.01, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 7.01. The indemnifying party shall assume (with the consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including attorney's fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the indemnified party in respect of such claim. The indemnifying party shall follow any written instructions received from the indemnified party in connection with such claim. The provisions of this Section 7.01 shall survive termination of this Agreement.

          Section 7.02. Merger or Consolidation of the Seller.

          The Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Seller may be merged or consolidated (including by means of sale or disposal of all or substantially all of the Seller's assets), or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall satisfy any requirements of Section 11.01 with respect to the qualifications of a successor to the Seller, and shall be qualified and in good standing to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

          Section 7.03. Limitation on Liability of the Seller and Others.

          The duties and obligations of the Seller shall be determined solely by the express provisions of this Agreement, the Seller shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller. Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the


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Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto as is consistent with Accepted Servicing Practices. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

          Section 7.04. Seller Not to Resign.

          The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

          Section 7.05. No Transfer of Servicing.

          With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 7.05 and except as pursuant to Section 7.02, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written approval of the Purchaser. Notwithstanding the foregoing, the Seller may, without the consent of the Purchaser, retain reasonable and necessary third party contractors to perform certain servicing and loan administration functions, including and limited to, hazard insurance administration, tax payment and administration, flood certification and administration and foreclosure activities; provided, that such contractors shall perform such servicing and loan administrative functions in a manner consistent with this Agreement; provided, further, that the retention of such contractors by Seller shall not limit the obligation of the Seller to service the Mortgage Loans pursuant to the terms and conditions of this Agreement or release it from any of its obligations hereunder.

                                  ARTICLE VIII
                                     DEFAULT

          Section 8.01. Events of Default.

          In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

               (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which


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          written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

               (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement, or which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

               (iv) the Seller shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

               (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) the Seller ceases to be approved by Fannie Mae or Freddie Mac as a mortgage loan seller and servicer for more than thirty (30) days; or

               (vii) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement;

               (viii) the Seller ceases to be (a) licensed to service residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller's ability to perform its obligations hereunder; or

               (ix) the Seller's servicer rating is reduced to "average" or the equivalent or lower rating by two (2) or more nationally recognized statistical rating organizations;

          then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to


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

whatever rights the Purchaser may have under Sections 3.03 and 7.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same. On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

          If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Seller hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Seller shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor servicer or (y) in causing MERS to designate on the MERS(R) System the successor servicer as the servicer of such Mortgage Loan.

          All Servicing Transfer Costs shall be paid by the Seller upon presentation of reasonable documentation of such costs.

          Section 8.02. Waiver of Defaults.

          The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                   ARTICLE IX
                                   TERMINATION

          Section 9.01. Termination.


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

          The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller); (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (c) by mutual consent of the Seller and the Purchaser in writing; or (d) the termination of the Seller by the Purchaser with cause under the terms of this Agreement.

                                    ARTICLE X
                        RECONSTITUTION OF MORTGAGE LOANS

          Section 10.01. Reconstitution of Mortgage Loans.

          (a) The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect, upon (or as otherwise agreed) prior written notice to the Seller, either:

               (i) one or more sales of the Mortgage Loans as whole loan transfers (each, a "Whole Loan Transfer");

               (ii) one or more Agency Transfers; and/or

               (iii) one or more sales of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans (each, a "Securitization Transaction").

          (b) With respect to each Whole Loan Transfer, Agency Transfer or Securitization Transaction, as the case may be, the Seller agrees:

               (i) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

               (ii) to execute all agreements, (including but not limited to credit risk management agreements) required to be executed by the Seller in connection with such Whole Loan Transfer, Agency Transfer or Securitization Transaction, including without limitation any Indemnification Agreement, provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Seller than those set forth herein and provided that the Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;


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

               (iii) to make all the representations and warranties set forth in
          Section 3.01 as of the date of the Whole Loan Transfer, Agency Transfer or Securitization Transaction;

               (iv) to deliver to the Purchaser (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its underwriting guidelines, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by the Purchaser, (b) any similar nonpublic, unaudited financial information (which the Purchaser may, at its option and its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its Affiliates for any losses, costs or damages incurred by any of them directly related to any material misstatements contained in such information or for any omissions of material fact required to be stated therein to the extent such information is provided by the Seller specifically for use in a prospectus or other offering material; provided, that, the Purchaser shall indemnify the Seller and its Affiliates for any losses, costs or damages related to any material misstatements contained in any prospectus or other offering material other than in such information provided by the Seller specifically for use therein or for any omissions of material fact required to be stated therein and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause (a) above as shall be reasonably requested by the Purchaser;

               (v) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house opinions of counsel in a form reasonably acceptable to the Purchaser if required as a condition of (a) a Rating Agency to rate such Securitization Transaction, (b) a party to a Whole Loan Transfer, Agency Transfer or Securitization Transaction (other than the Purchaser or depositor), as the case may be, to enter into a reconstitution agreement in form and substance reasonably acceptable to the parties hereto or an Assignment, Assumption and Recognition Agreement substantially in the form attached hereto as Exhibit D, (c) a co-underwriter to the closing of a Securitization Transaction, or (d) an investor to purchase a class of securities, it being understood that the cost of any opinions of counsel (other than in-house counsel opinions which cost shall be deemed to be $0) that may be required for a Whole Loan Transfer, Agency Transfer or Securitization Transaction, as the case may be, shall be the responsibility of the Purchaser;

               (vi) to negotiate and execute one or more subservicing agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent


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

          custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization; and

               (vii) if requested by Purchaser to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for mortgage pass-through transactions.

          (c) In order to facilitate compliance with Regulation AB, the Seller and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit F.

          The Purchaser shall reimburse the Seller for any and all out-of-pocket expenses, costs and fees, including reasonable attorney's fees incurred by the Seller in response to requests for information or assistance under this Section, provided, however, that the attorney's fees for each Securitization Transaction shall equal a fixed-fee of $3,000 with respect to the first two (2) Securitization Transactions and $1,000 thereafter to the extent such attorney review is necessary. All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer, Agency Transfer or Securitization Transaction shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

          Section 11.01. Successor to the Seller.

          Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Section 7.04, 8.01 or 9.01, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 7.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities


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

and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02, the remedies available under Section 3.03 and the indemnification obligations of the Seller pursuant to Section 7.01.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or this Agreement pursuant to
Section 7.04, 7.05, 8.01 or 9.01 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

          The Seller shall promptly deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. Upon appointment of successor servicer to the Seller, subject to recoverable reconciliation, the Seller shall be reimbursed for unrecovered Servicing Advances, Monthly Advances and unpaid Servicing Fees which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment such successor servicer.

          Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

          Section 11.02. Amendment.

          This Agreement may be amended or supplemented from time to time by written agreement executed by the Purchaser and the Seller.

          Section 11.03. [Reserved.]

          Section 11.04. Governing Law.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions (except Section 5-1401 of the New York General Obligations Law), except to the extent preempted by Federal law. The


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

obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 11.05. Notices.

          Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

               (i)  if to the Seller:

                    Wachovia Mortgage Corporation
                    401 South Tryon Street
                    Suite 2200
                    Charlotte, North Carolina 28202-1088
                    Attention: Kendal Leeson
                    Facsimile: (704) 383-8442

                    with a copy to:

                    Wachovia Mortgage Corporation
                    1100 Corporate Center Drive
                    Raleigh, North Carolina 27607
                    Attention: Tom Fowler
                    Facsimile: (919) 852-7525

               (ii) if to the Purchaser:

                    Merrill Lynch Mortgage Lending Inc.
                    4 World Financial Center
                    New York, New York 10080
                    Attention: Mortgage Accounting Group
                    Facsimile: (646) 736-5139

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          Section 11.06. Severability of Provisions.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or


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

is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 11.07. Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 11.08. General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

               (iii) references herein to "Articles," "Sections," Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

               (iv) a reference to a SubSection without further reference to a
          Section is a reference to such SubSection as contained in the same
          Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;

               (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

               (vii) headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.


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

          Section 11.09. Reproduction of Documents.

          This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 11.10. Confidentiality of Information.

          The Seller and the Purchaser understand and agree that this Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with any Reconstitution, (other than any offering circulars or other disclosure documents produced in connection with any Reconstitution) are confidential and proprietary to the Purchaser or Seller, and the Seller and Purchaser agree to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this Agreement,
(b) to the extent such information enters into the public domain other than through the wrongful act of the Seller or the Purchaser, as the case may be or
(c) as is necessary in working with legal counsel, rating agencies, auditors, agents, taxing authorities or other governmental agencies.

          Section 11.11. Recordation of Assignments of Mortgage.

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected (i) with respect to MERS Mortgage Loans and (ii) with respect to Mortgage Loans that are not MERS Mortgage Loans, at the Seller's expense, in each case, in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

          Section 11.12. Assignment by Purchaser.

          (a) The Purchaser shall have the right, upon notice to the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit D hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans; provided, however, that, in no event shall there be any more than four (4) "Purchasers" with respect to any Mortgage Loan Package. In no event shall the Purchaser sell a partial interest in any Mortgage Loan without the prior written consent of the Seller, which consent may be granted or withheld in the Seller's sole discretion. All


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

references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

          (b) Joinder of Affiliates. By execution and delivery of a Joinder Agreement in the form of Exhibit J, any affiliate of the Purchaser may become a party to this Agreement, with all of the rights and obligations as if a party originally hereto. Such Joinder Agreement shall be in form and substance satisfactory to the Seller, the Purchaser and each such additional Purchaser.

          Section 11.13. No Partnership.

          Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

          Section 11.14. Execution; Successors and Assigns.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.02, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

          Section 11.15. Entire Agreement.

          Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement and the related Purchase Price and Terms Letter set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties. In the event of any inconsistency between a Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

          Section 11.16. No Solicitation.

          From and after the related Cut-off Date, except as provided below, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors on the Seller's behalf, in any manner to solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that the following promotions or solicitations undertaken by the Seller or any Affiliate of the Seller shall not be prohibited under this Section 11.16: (i) promotions or solicitations that are directed to the general public at large or segments thereof, provided that no segment shall consist primarily of the borrowers or


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obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements; (ii) responding to Mortgagor requests for pay-off information and regarding other bank or financial products or services; and (iii) promotions or solicitations to any Mortgagor for any other bank or financial products or services, unless such promotions or solicitations are for a prepayment of a Mortgage Loan.

          Section 11.17. Costs.

          The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transactions covered by this Agreement. To the extent not otherwise provided herein, all other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including, without limitation, fees for recording intervening assignments of mortgage and Assignments of Mortgage, the cost of obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller. The Seller shall be responsible for causing the recordation of all Assignments of Mortgage and all intervening assignments of mortgage, as applicable.

          Section 11.18. Protection of Mortgagor Personal Information.

          Each of the Purchaser and the Seller agree that it (i) shall comply with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (ii) shall not use Mortgagor Personal Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (iii) shall not disclose Mortgagor Personal Information to third parties except at the specific written direction of the other; provided, however, that the Purchaser and the Seller may disclose Mortgagor Personal Information to third parties in connection with secondary market transactions to the extent not prohibited by applicable law or to the extent required by a valid and effective subpoena issued by a court of competent jurisdiction or other governmental body, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Mortgagor Personal Information from unauthorized access and (v) shall immediately notify the other of any actual or suspected breach of the confidentiality of Mortgagor Personal Information.

          Section 11.19. Financial Statements.

          The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three (3) fiscal years respecting which such statements are available. The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above.

          Section 11.20. Purchase Price and Terms Letter.

          The terms and conditions set forth in the Purchase Price and Terms Letter with respect to each Closing Date shall be incorporated herein. In the event of any conflict between the terms of this Agreement and the related Purchase Price and Terms Letter, the Purchase Price and Terms Letter shall control.


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                           [SIGNATURE PAGE TO FOLLOW]


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

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE LENDING INC.,
                                        as Purchaser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WACHOVIA MORTGAGE CORPORATION,
                                        as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

    [Signature Page to Seller's Purchase, Warranties and Servicing Agreement,
                          dated as of December 1, 2006]


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

                                   EXHIBIT A-1

                            CONTENTS OF MORTGAGE FILE

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

          1. The original Mortgage Note, with all applicable riders, endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]".

          2. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, with all applicable riders with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer, of the original Mortgage together with a certificate of the title insurer certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

          3. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy or LPMI Policy, if required.

          4. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage, from the Seller with the assignee's name in blank, which assignment shall be in form and substance acceptable for recording.

          5. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

          6. Originals of all recorded intervening Assignments of Mortgage, or copies thereof, certified by the public recording office in which such Assignments of Mortgage have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such


                                      A-1-1

Assignment has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer of the original Assignment of Mortgage together with a certificate of the title insurer certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

          7. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer, of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

          8. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

          9. With respect to a Co-op Loan: (i) a copy of the Proprietary Lease and the Assignment of such Proprietary Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the Stock Certificate together with an undated Stock Power relating to such Stock Certificate executed in blank; (iii) the Recognition Agreement in substantially the same form as standard a "AZTECH" form; (iv) the Pledge Agreement, the original Assignment of the Pledge Agreement to [blank] in form and substance acceptable for recording and signed in the name of the endorsee an authorized officer and originals of all intervening assignments of Pledge Agreement, if any; (v) the original or acknowledgment copy of UCC-1 and any continuation statements with evidence of filing thereon; (vii) the original assignment of the Co-Op Lease, and the assignment of the Assignment of the Co-Op Lease and (vi) copies of the financial statement filed by the originator as secured party and any continuation statement with evidence of filing therein and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

          11. The original of any guarantee executed in connection with the Mortgage Note.


                                      A-1-2

          Notwithstanding anything to the contrary herein, the Seller may provide one (1) certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.


                                      A-1-3

                                   EXHIBIT A-2

                           CONTENTS OF SERVICING FILE

          With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the
Purchaser:

          1. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

          2. Residential loan application.

          3. Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

          4. Credit report on the mortgagor.

          5. Business credit report, if applicable.

          6. Residential appraisal report and attachments thereto.

          7. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Underwriting Standards.

          8. Verification of acceptable evidence of source and amount of down payment, in accordance with the Underwriting Standards.

          9. Photograph of the Mortgaged Property (may be part of appraisal).

          10. Survey of the Mortgaged Property, if any.

          11. Sales contract, if applicable.

          12. If available, termite report, structural engineer's report, water portability and septic certification.

          13. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

          14. Any ground lease, including all amendments, modifications and supplements thereto.

          15. Any other document required to service the Mortgage Loans.


                                      A-2-1

                                    EXHIBIT B

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

[__________], 200[_]

To:

          As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to
Section 4.04 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series - principal and interest". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one (1) original to us.

                                        WACHOVIA MORTGAGE CORPORATION,
                                        as SELLER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number [__________], at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT C

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

[__________], 200[_]

To:

          As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 4.06 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one (1) original to us.

                                        WACHOVIA MORTGAGE CORPORATION,
                                        as SELLER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number [__________], at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT D

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of [_____], 200[_], between [Purchaser], a [__________] (the "Assignor"), [__________], a [__________] (the "Assignee"),
and Wachovia Mortgage Corporation, a North Carolina corporation (the "Seller"):

          For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2006, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Purchase Agreement.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

          2. Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by Assignor from Seller;, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

          3. The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

          (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

          (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

          (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

          (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

          (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

          (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law; and

          (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby.

          4. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

          (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

          (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

          (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

          (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as "Purchaser" thereunder, solely with respect to the Mortgage Loans.

          (e) The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

          (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans. The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

          (d) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

          (e) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

          (f) The Seller hereby makes the representations and warranties set forth in SubSections 3.01 of the Purchase Agreement to the Assignee as of the date hereof. The remedies set forth in SubSection 3.03 shall apply in the event of a breach of any such representations and warranties. No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

          (g) The Seller hereby acknowledges and agrees that the remedies available to the Assignee in connection with any breach of the representations and warranties made by the Seller set forth in Section 5(f) hereof shall be as set forth in SubSection 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

          6. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans.

          7. Notice Addresses.

          (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          [_____________________]
          [_____________________]
          [_____________________]
          Attention: [__________]

          (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          [_____________________]
          [_____________________]
          [_____________________]
          Attention: [__________]

          (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          Wachovia Mortgage Corporation
          1100 Corporate Center Drive
          Raleigh, North Carolina 27607
          Attention: Tom Fowler

          8. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

          9. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

          10. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          11. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

          12. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

          13. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [signatures on following page]

          IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                        [                                      ]
                                         --------------------------------------
                                        Assignor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [                                      ]
                                         --------------------------------------
                                        Assignee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Wachovia Mortgage Corporation Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E

                        FORM OF ASSIGNMENT AND CONVEYANCE

On this [__] day of [_____] 200[_], Wachovia Mortgage Corporation ("Wachovia") as the Seller under that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 (the "Agreement"), and that certain Purchase Price and Terms Letter, dated as of [_____], 200[_] (the "PPTL"), each by and between Wachovia and Merrill Lynch Mortgage Lending Inc. (the "Purchaser") does hereby sell, transfer, assign, set over and convey to the Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement and the PPTL, all rights, title and interest of Wachovia (excluding the right to service the Mortgage Loans) in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.07 of the Agreement, Wachovia has delivered to the Purchaser the documents for each Mortgage Loan to be purchased as set forth therein. The contents of each Servicing File required to be retained by Wachovia to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Wachovia, for the benefit of the Purchaser as the owner thereof. Wachovia's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Wachovia shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Wachovia shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Wachovia at the will of the Purchaser in such custodial capacity only.

                            [SIGNATURE PAGES FOLLOWS]

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                        WACHOVIA MORTGAGE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                    EXHIBIT F

                        REGULATION AB COMPLIANCE ADDENDUM

                                [to be provided]

                                    EXHIBIT G

                            FORM OF REMITTANCE REPORT

                                    EXHIBIT H

                     FORM OF SELLER'S OFFICER'S CERTIFICATE

          I, ________________________, hereby certify that I am the duly elected ______________ of Wachovia Mortgage Corporation, a _________ (the "Seller"), and further certify, on behalf of the Seller as follows:

          1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

          2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Seller's Purchase, Warranties and Servicing Agreement (the "Purchase Agreement"), dated as of December 1, 2006 by and between the Seller and Merrill Lynch Mortgage Lending Inc. (the "Purchaser"); (b) the Purchase Price and Terms Letter, dated _______ __, 200_, between the Seller and the Purchaser (the "Purchase Price and Terms Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Purchase Price and Terms Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

          4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on ____________, 200_ (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

          5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ____________, 200_. No event has occurred since ______, 200_ which has affected the good standing of the Seller under the laws of the State of ___________.

          6. Attached hereto as Attachment IV is a copy of each license of the Seller to originate and sell the Mortgage Loans. No such licenses have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation.

          7. All of the representations and warranties of the Seller contained in SubSections 3.01 and 3.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

          8. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Purchase Price and Terms Letter.

          9. Each person whose name, title and signature appears on Attachment V hereto is duly authorized to execute on behalf of the Seller any and all documents in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement.

          All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: __________

       [Seal]

                                        WACHOVIA MORTGAGE CORPORATION
                                        (Seller)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Vice President

          I, _______________________, Secretary of the Seller, hereby certify that _________________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is genuine.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: __________

       [Seal]


                                        WACHOVIA MORTGAGE CORPORATION
                                        (Seller)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: [Assistant] Secretary

                                  ATTACHMENT V

                             AUTHORIZED SIGNATORIES

NAME                              TITLE                      SIGNATURE
----                      ---------------------   ------------------------------


-----------------------   ---------------------   ------------------------------


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-----------------------   ---------------------   ------------------------------


-----------------------   ---------------------   ------------------------------


-----------------------   ---------------------   ------------------------------


-----------------------   ---------------------   ------------------------------


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-----------------------   ---------------------   ------------------------------

                                    EXHIBIT I

                     FORM OF SECURITY RELEASE CERTIFICATION

          I. Release of Security Interest

          ___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by Merrill Lynch Mortgage Lending Inc. from the Seller named below pursuant to that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such
Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

-------------------------------------
(Name)

-------------------------------------
(Address)


By:
    ---------------------------------

          II. Certification of Release

          The Seller named below hereby certifies to Merrill Lynch Mortgage Lending Inc. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to Merrill Lynch Mortgage Lending Inc., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                        WACHOVIA MORTGAGE CORPORATION
                                        Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT J

                            FORM OF JOINDER AGREEMENT

     This JOINDER TO SELLER'S PURCHASER, WARRANTIES AND SERVICING AGREEMENT (this "Joinder"), dated as of [__], 200__, is made by [NAME OF ENTITY JOINING AGREEMENT] (the "Joining Purchaser"), for the benefit of WACHOVIA MORTGAGE CORPORATION (the "Seller") and MERRILL LYNCH MORTGAGE LENDING INC. (the "Original Purchaser").

                                    RECITALS

     WHEREAS, the Original Purchaser and the Seller are parties to that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of December __, 2006 (the "Agreement"). Unless otherwise defined herein, capitalized terms used in this Joinder shall have the meaning set forth in the Agreement.

     WHEREAS, the Joining Purchaser desires to join in the Agreement and the Original Purchaser and the Seller desire to permit the Joining Purchaser to join in the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Joining Purchaser, intending to be legally bound, hereto agrees as follows:

     SECTION 1. Joinder. The Joining Purchaser hereby joins in the Agreement as a party thereto and (i) makes all covenants and agreements of the Original Purchaser therein, with respect to the Joining Purchaser, (ii) is entitled to the benefit of and to enforce all rights, representations, warranties, covenants, agreements and obligations owed to the Original Purchaser under the Agreement with respect to those Mortgage Loans purchased by the Joining Party pursuant to a Trade Confirmation and (iii) agrees to be bound by the Agreement as if it was a party thereto on the date the same was executed with respect to those Mortgage Loans purchased by the Joining Purchaser pursuant to a Trade Confirmation. The obligations of the Original Purchaser and the Joining Purchaser under the Agreement are not joint, but are several with respect to those Mortgage Loans purchased by the Original Purchaser or the Joining Purchaser, as applicable.

     SECTION 2. Notices. All notices to the Joining Purchaser required to be given pursuant to Section 11.05 of the Agreement shall be sent to [Address].

     SECTION 3. Severability. In case any provision of this Joinder shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 4. No Modification Except in Writing. None of the terms of this Joinder may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

     SECTION 5. MISCELLANEOUS.

     Subsection 5.01. This Joinder shall inure to the benefit of and be binding upon the Joining Purchaser and its successors and assigns.

     Subsection 5.02. The Joining Purchaser confirms and ratifies the terms and provisions of the Agreement and agrees that the Agreement remains in full force and effect as of the date hereof.

     Subsection 5.03. This Joinder shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Subsection 5.04. Any reference to the Agreement in any other documents shall hereafter mean the Seller's Purchase, Warranties and Servicing Agreement, collectively, as modified by this Joinder as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

                            [signature pages follow]

     IN WITNESS WHEREOF, the undersigned has caused this JOINDER TO SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT to be duly executed by its duly authorized representative, all as of the day and year first above written.

                                        [JOINING PURCHASER]
                                        (Joining Purchaser)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


WACHOVIA MORTGAGE CORPORATION
(Seller)


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE LENDING INC.
(Original Purchaser)


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------